UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2007

SOUTHLAND HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-52359	20-0340136
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2344 Woodridge Avenue, Kingsport, Tennessee 37664

(Address of Principal Executive Offices) (Zip Code)

(423) 247-9560

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.03	Bankruptcy or Receivership

On October 4, 2007, Emergystat of Sulligent, Inc., a wholly-owned subsidiary of the Registrant (“Emergystat”), filed a voluntary petition under Chapter 11 of the US Bankruptcy Code in the US Bankruptcy Court for the Eastern District of Tennessee, Greeneville Division, Case No. 07-51394. Emergystat is managing its affairs as a debtor in possession.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHLAND HEALTH SERVICES, INC.

By:	/s/ Larry N. Lunan
Name:	Larry N. Lunan
Title:	Chief Executive Officer

Dated:	October 15, 2007